BLACKROCK FUNDS

Supplement Dated April 29, 2008 to the
Institutional Shares Prospectus of
BlackRock Index Equity Portfolio Dated January 31, 2008

BlackRock Index Equity Portfolio changed its fiscal year end to December 31, 2007 and updated its Prospectus. Please see the BlackRock Index Equity Portfolio Prospectus dated April 29, 2008, for updated information regarding Institutional shares, Investor A shares, Investor B shares, Investor C shares and Service shares of the BlackRock Index Equity Portfolio.

Code# PRO-EQ-INST-0108-SUP